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                                                                     EXHIBIT 10

CONFORMED COPY


     AMENDMENT No. 1, WAIVER AND CONSENT dated as of March 31,
1996 (this "AMENDMENT"), to the Credit Agreement dated as of July 28, 1995 (the "CREDIT AGREEMENT"), among HARVARD INDUSTRIES, INC., a Delaware corporation ("HARVARD"), DOEHLER-JARVIS, INC., a Delaware corporation ("DOEHLER-JARVIS"), the Borrowers named therein (the "BORROWERS"), the several banks and other financial institutions party to the Credit Agreement (the "LENDERS"), CHEMICAL BANK, a New York banking corporation ("CHEMICAL BANK"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders, and CHEMICAL BANK OF DELAWARE, a Delaware banking corporation, as issuing bank (in such capacity, the "ISSUING BANK").

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

     B. Harvard, Doehler-Jarvis and the Borrowers have requested that the Credit Agreement be amended and that the Lenders grant a limited waiver of Sections 6.09 and 6.11 of the Credit Agreement, in each case as set forth herein.

     C. Harvard has also requested that the Lenders consent to its reincorporation in the State of Florida.

     D. The Required Lenders are willing so to amend the Credit Agreement, grant such limited waiver and grant such consent, in each case pursuant to the terms and subject to the conditions set forth herein.

     E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  AMENDMENT TO SECTION 1.01 OF THE CREDIT AGREEMENT.  (a)
Section 1.01 of the Credit Agreement is hereby amended by adding immediately following the word "Indebtedness" in the second line of the definition of the term "Consolidated Current Liabilities" the phrase "and, for the fiscal quarter ending on March 31, 1996, Revolving Loans."

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     SECTION 2.  WAIVER.  (a) The Required Lenders hereby waive compliance by
Harvard with the provisions of Section 6.09 of the Credit Agreement for the two-fiscal-quarter period ending on March 31, 1996, PROVIDED that the ratio described therein is not less than 1.40 to 1.00 for such period.

     (b) The Required Lenders hereby waive compliance by Harvard with the provisions of Section 6.11 of the Credit Agreement for the fiscal quarter ending on March 31, 1996, PROVIDED that the ratio described therein does not exceed 4.75 to 1.00 for such period.

     SECTION 3. CONSENT. The Required Lenders hereby consent to Harvard's reincorporation in the State of Florida, PROVIDED, HOWEVER, that (a) the certificate or articles of incorporation filed in connection with such reincorporation and the by-laws adopted in connection therewith do not differ in any material respect from the existing certificate or articles of incorporation and by-laws, (b) such reincorporation shall not adversely affect the Lenders, (c) the Administrative Agent shall have received a favorable written opinion of counsel for Harvard to such effect and (d) the Administrative Agent shall have received a certified copy of the certificate or articles of incorporation and by-laws filed in the State of Florida.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, each of Harvard, Doehler-Jarvis and the Borrowers represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank that, following giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Harvard, Doehler-Jarvis, the Borrowers and the Required Lenders.

     SECTION 6. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank, Harvard, Doehler-Jarvis or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle

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Harvard, Doehler-Jarvis or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Any default under this Amendment shall constitute an Event of Default under the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmissions shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                            HARVARD INDUSTRIES, INC.,


                                            By: /s/ JOSEPH J. GAGLIARDI
                                               ---------------------------
                                            Name:  Joseph J. Gagliardi
                                            Title: Vice President-Finance
                                                   and Chief Financial Officer


                                            HARMAN AUTOMOTIVE, INC.,


                                            By: /s/ Authorized Officer
                                               ---------------------------
                                            Name:
                                            Title:


                                            HAYES-ALBION CORPORATION,


                                            By: /s/ Authorized Officer
                                                ---------------------------
                                            Name:
                                            Title:

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                                             THE KINGSTON-WARREN CORPORATION,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             DOEHLER-JARVIS, INC.,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             DOEHLER-JARVIS GREENEVILLE, INC.,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             DOEHLER-JARVIS POTTSTOWN, INC.,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             DOEHLER-JARVIS TECHNOLOGIES, INC.,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             DOEHLER-JARVIS TOLEDO, INC.,



                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             CHEMICAL BANK, individually and
                                               as Administrative Agent,
                                               Collateral Agent and Swingline
                                               Lender,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:
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                                             CHEMICAL BANK DELAWARE, as Issuing
                                               Bank,


                                             By: /s/
                                                ---------------------------
                                             Name:
                                             Title:


                                             COMERICA BANK,


                                             By: /s/
                                                ---------------------------
                                             Name:
                                             Title:


                                             FIRST UNION COMMERCIAL CORPORATION



                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             IBJ SCHRODER BANK AND TRUST COMPANY


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             MIDLANTIC BANK, N.A.,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title:


                                             NBD BANK,


                                             By: /s/
                                                ---------------------------
                                             Name:
                                             Title:


                                             SANWA BUSINESS CREDIT CORPORATION,


                                             By: /s/ Authorized Officer
                                                ---------------------------
                                             Name:
                                             Title: